Exhibit 10.45

EIGHTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

AND AGREEMENT TO ENTER INTO GROUND LEASE

THIS EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND AGREEMENT TO ENTER INTO GROUND LEASE (“Amendment”) is made and entered into as of the 10th day of September, 2010, by and among DOUGLAS E. RABE, AS SUCCESSOR TRUSTEE PURSUANT TO THE FMC LAND TRUST AGREEMENT NUMBER 1001, AND NOT INDIVIDUALLY (“FMC Seller”), TENET HIALEAH HEALTHSYSTEM, INC., a Florida corporation (“Hialeah Seller”), TENET HEALTHSYSTEM NORTH SHORE, INC., a Florida corporation (“North Shore Seller”), LIFEMARK HOSPITALS, INC., a Delaware corporation (“Palmetto Seller”), TENET GOOD SAMARITAN, INC., a Florida corporation (“Samaritan Seller”), and TENET ST. MARY’S INC., a Florida corporation (“St. Mary’s Seller”) (collectively called “Seller”), and APPLEFIELD WAXMAN CAPITAL, INC., a Florida corporation (“Buyer”).

R E C I T A L S:

A.                                    Seller and Buyer entered into that certain Purchase and Sale Agreement and Agreement to Enter into Ground Lease with an effective date of May 27, 2010 (the “Original Agreement”), pursuant to which Buyer agreed to acquire and Seller agreed to sell certain real property located in Fort Lauderdale, Hialeah, Miami and West Palm Beach, Florida, as amended by that certain Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated June 25, 2010 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated July 19, 2010 (the “Second Amendment”), that certain Third Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated July 28, 2010 (the “Third Amendment”), that certain Fourth Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated August 4, 2010 (the “Fourth Amendment”), that certain Fifth Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated August 12, 2010 (the “Fifth Amendment”), that certain Sixth Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated August 27, 2010 (the “Sixth Amendment”) and that certain Seventh Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated September 2, 2010 (the “Seventh Amendment”) (the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and the Seventh Amendment are collectively referred to as the “Agreement”).

B.                                    Seller and Buyer desire to amend the Agreement upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1.                                      Recitals Incorporated; Certain Defined Terms.  The foregoing recitals are true and correct. Unless otherwise defined herein, capitalized terms herein shall have the same meaning as ascribed to them in the Agreement.

2.                                      Reinstatement of Agreement/Satisfaction of Contingency.  In accordance with Paragraph 4 of the Fifth Amendment, as modified by the Sixth Amendment and the Seventh Amendment, the Agreement was to automatically terminate if, by September 8, 2010, the parties had not finalized (a) the forms for the Ground Lease, REA, the tenant space lease, (b) the allocation of the Purchase Price as to each Property, and (c) the use, after Closing, of parking spaces in the Pal-Med garage adjacent to the Palmetto Medical Building by tenants of the Palmetto Medical Building.  The parties did not reach agreement on the foregoing matters on or before September 8, 2010, and, as a result, the Agreement automatically terminated.  As of the date of this Eight Amendment, the parties have reached agreement on those issues, as hereinafter described, the parties hereby reinstate the Agreement, as modified and amended herein, and the parties waive the contingency set forth in Paragraph 4 of the Fifth Amendment.

3.                                      Form of Ground Lease.           The form of Ground Lease attached to the Agreement as Exhibit “B” is hereby deleted and replaced with the form of Ground Lease attached hereto as Exhibit “A”.

4.                                      Form of REA.                The form of the REA attached to the Agreement as Exhibit “J” is hereby deleted and replaced with the form of the REA attached hereto as Exhibit “B”.

5.                                      Form of Tenant Space Leases.                      The forms of tenant space leases (gross and triple net) attached hereto as Exhibit “C” are hereby approved by the Seller, as required by Section 9.3(c) of the form of Ground Lease.

6.                                      Allocation of Purchase Price.                           Per Section 2.2.4 of the Agreement, the allocation of the Purchase Price as to each Property is attached hereto as Exhibit “D”.

7.                                      Palmetto Parking.                                         At Closing, the parties agree to execute and deliver, in duplicate originals, the letter agreement attached hereto as Exhibit “E”, which pertains to the use of parking spaces in the Pal-Med garage adjacent to the Palmetto Medical Building by tenants of the Palmetto Medical Building.

8.                                      Tenant Estoppel Certificates.  Prior to the date of this Amendment, Seller has delivered to Buyer copies of all Tenant Estoppel Certificates received by Seller as of September 15, 2010 (collectively, the “Delivered Estoppels”). If Buyer determines that the Delivered Estoppels do not satisfy the requirements of Section 4.1.3 of the Agreement, Buyer will, on or before 5:00 p.m. Dallas, Texas time, on September 24, 2010, notify Seller in writing specifying in reasonable detail the reason(s) why Buyer believes that any of the Delivered Estoppels do not satisfy the requirements of Section 4.1.3 of the Agreement (the “Estoppel Objection Notice”). If Buyer fails to timely deliver the Estoppel Objection Notice to Seller, then Buyer shall be deemed to have waived Section 4.1.3 of the Agreement and thereafter shall proceed to close in accordance with the terms of the Agreement, as amended by this Amendment. If Buyer timely delivers the Estoppel Objection Notice, then Seller may, but shall not be obligated to, attempt to address the matters set forth in the Estoppel Objection Notice to the reasonable satisfaction of

Buyer. If Seller fails to address the matters set forth in the Estoppel Objection Notice to the reasonable satisfaction of Buyer on or before 5:00 p.m. Dallas, Texas time, on September 30, 2010, then Buyer will on or before 5:00 p.m. Dallas, Texas time, on October 1, 2010, at Buyer’s option, either (a) elect to cancel this Agreement, in which case the Deposit shall be forthwith returned to Buyer and Buyer and Seller shall be relieved, as to each other, of all obligations under this Agreement, except as otherwise provided in this Agreement; or (b) elect to accept the Delivered Estoppels without objection by confirming in writing that the requirements of Section 4.1.3 of the Agreement have been satisfied (the “Confirmation Notice”), and thereafter proceed to close in accordance with the terms of the Agreement, as amended by this Amendment. If Buyer does not give Seller the Confirmation Notice within the time period set forth above, then Buyer shall be deemed to have elected to cancel this Agreement pursuant to the terms of subparagraph (a) of this Section.

9.                                      Full Force and Effect.  This Amendment is a part of the Agreement; provided, however, that in the event that there are any inconsistencies between the terms and provisions of this Amendment and the remaining portions of the Agreement, the terms and provisions of this Amendment shall govern, control and prevail. In all other respects, the Agreement shall be unchanged and shall remain in full force and effect. As an inducement to enter into this Amendment, Seller and Buyer each represent and warrant to the other, as applicable (i) that the execution and delivery of this Amendment has been fully authorized by all necessary action, (ii) that the person signing this Amendment has the requisite authority to do so and the authority and power to bind the party on whose behalf they have signed, and (iii) that to the best of their knowledge and belief, neither party is in default under the Agreement as of the date of this Amendment, and this Amendment is valid, binding and legally enforceable in accordance with its terms.

10.                               Counterparts.  This Amendment may be executed in any number of identical counterparts, any or all of which may contained the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. This Amendment may be executed by facsimile or “.pdf” signatures and a facsimile or “.pdf” of a signature shall have the same legal effect as an originally drawn signature.

11.                               Binding Effect; Entire Agreement; Governing Law.  This Amendment is binding upon and inures to the benefit of the successor and permitted assigns of the parties. The Agreement as amended by this Amendment embodies the complete agreement between the parties with respect to the subject matter hereof.  This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

12.                               Miscellaneous.  The captions appearing in this Amendment are for convenience only and no way define, limit, construe or describe the scope or intent of any section or paragraph. This Amendment shall not be construed more or less favorably with respect to either party as a consequence of the Amendment or various provisions hereof have been drafted by one of the parties hereto.

[SIGNATURES APPEAR ON NEXT PAGES]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day, month and year first written above.

SELLER:

/s/ Douglas E. Rabe
DOUGLAS E. RABE, AS SUCCESSOR TRUSTEE PURSUANT TO THE FMC LAND TRUST AGREEMENT NO. 1001

TENET HIALEAH HEALTHSYSTEM, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET HEALTHSYSTEM NORTH SHORE, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

LIFEMARK HOSPITALS, INC., a Delaware corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET GOOD SAMARITAN, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET ST. MARY’S INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

BUYER:

APPLEFIELD WAXMAN CAPITAL, INC., a Florida corporation

By:	/s/ Brian Waxman
Name:	Brian Waxman
Title:	President

Exhibit “A”

FORM OF GROUND LEASE

[Attached]

Exhibit “B”

FORM OF REA

[Attached]

Exhibit “C”

FORM OF SPACE LEASES

[Attached]

Exhibit “D”

PURCHASE PRICE ALLOCATION

Farris	$23,200,000	$156.70
Palmetto	$13,400,000	$100.45
Hialeah	$2,000,000	$27.43
North Shore	$1,600,000	$28.09
FMC Central	$790,000	$28.90
FMC East	$790,000	$28.45
FMC North	$790,000	$29.35
FMC Medical Mall	$3,450,000	$27.57
FMC Land	$630,000	$1.84
St. Mary’s	$453,000	$27.80
Tenet Totals	$47,103,000

Exhibit “E”

PALMETTO SIDE LETTER RE: PARKING

[Attached]